UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09445

Marketocracy Funds
 (Exact name of registrant as specified in charter)

P.O. Box 23791, San Jose, CA 95153
 (Address of principal executive offices) (Zip code)

Kendrick W. Kam
P.O. Box 23791, San Jose, CA 95153
 (Name and address of agent for service)

1-888-884-8482
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2016

Item 1. Report to Stockholders.

Annual Report

MASTERS 100 FUND

June 30, 2016

MASTERS 100 FUND

Performance & Portfolio Discussion

Dear Shareholder:

For the last 2 quarters the Fund has lagged the S&P500. In the 1st quarter of 2016 the Fund was down 8.42% while the S&P 500 was up 1.35%. In the second quarter of 2016, the Fund gained 0.72% while the S&P 500 gained 2.07%.

The S&P 500 recently made an all-time high in spite of sluggish U.S. and global economic growth. In my view, this is a recipe for trouble and a reason to be cautious.

Most investors in mutual funds and index funds believe that professional managers are watching these risk factors for them. Yet, most mutual funds and index funds have tied their own hands by writing prospectuses that require them remain 100% invested all of the time. At this stage of the economic cycle being 100% invested should be considered an aggressive posture.

One the great advantages Marketocracy managers have over Wall Street is that they don’t have to be fully invested all the time.

Adjusting your exposure to the market by managing your cash is not market timing. It’s more like buying low and selling high. Let me explain.

There is a predictable lifecycle for value investments. At first, a stock is cheap because no one sees any way the company can become more valuable. Next, a good value investor sees something about the company that Wall Street is missing and starts to buy the stock. At this point, the stock is still cheap but starts to move up as more value investors discover and invest in it.

If the stock moves up enough to attract the attention of momentum and quantitative investors the stock’s run will continue. Momentum and quantitative investors don’t really care why the stock is moving up, so their buying often pushes the stock above what the value investors consider to be “fair value” – sometimes way above fair value.

When a stock trades above fair value, good value investors sell and redeploy the proceeds into a different stock that has not yet come to fruition. However, when the whole market seems overvalued it makes sense to hold onto the cash until market conditions warrant being fully invested.

Consequently, I am allowing the Fund’s cash level to rise while our manager’s look for good investments to put the cash back to work.

A second reason for our Fund’s recent underperformance is that neither of the major party candidates for President of the United States are clearly in favor of free markets particularly when it comes to healthcare.

This affected our fund negatively because of our large weighting in healthcare stocks particularly biotech stocks.

Nevertheless, we continue to believe that the value of the biotech stocks we hold depends a lot more on their clinical trial results than the state of the national healthcare system.

Consequently, we view the current weakness in biotech stocks to be caused by political factors that will not affect the outcome of their clinical trials. For this reason, we are comfortable holding on to the biotech stocks we have and will possibly add more as the election cycle progresses.

Returns assume reinvestment of dividends and distributions. Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit: http://www.masters100fund.com/ or call 888-884-8482. The Fund’s total expense ratio was 2.01% including 0.06% for AFFE ratio as of October 28, 2015.

Sincerely,

Ken Kam
Portfolio Manager
Marketocracy Masters 100 Fund

MASTERS 100 FUND

					QUARTER
As of 6/30/2016					9/30/15	12/31/15	3/31/16	6/30/16
Masters 100 Fund					-15.22%	0.77%	-8.42%	0.72%
MARKET INDICES
DJIA					-6.98%	7.70%	2.20%	2.07%
S&P 500					-6.44%	7.04%	1.35%	2.46%
NASDAQ					-7.09%	8.76%	-2.39%	-0.22%

	CUMULATIVE
As of 6/30/2016	1 MONTH	3 MONTHS	YTD	1 YEAR	3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund	-0.94%	0.72%	-7.76%	-21.20%	-5.29%	-9.84%	-16.48%	31.45%
MARKET INDICES
DJIA	0.95%	2.07%	4.31%	4.50%	29.47%	64.10%	109.09%	173.78%
S&P 500	0.26%	2.46%	3.84%	3.99%	39.20%	77.02%	104.65%	155.78%
NASDAQ	-2.06%	-0.22%	-2.61%	-1.59%	47.96%	86.65%	149.45%	205.66%

					ANNUALIZED
As of 6/30/2016					3 YEAR	5 YEAR	10 YEAR	INCEPT*
Masters 100 Fund					-1.80%	-2.05%	-1.78%	1.88%
MARKET INDICES
DJIA					8.99%	10.41%	7.66%	7.12%
S&P 500					11.66%	12.10%	7.42%	6.62%
NASDAQ					13.91%	13.28%	9.56%	7.94%

*	The inception date for the Masters 100 Fund was November 5, 2001.

The above indices are unmanaged and cannot be invested in directly. Returns for the above indices and the Fund assume reinvestment of dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Diversification does not prevent a loss or guarantee a profit.

Returns assume reinvestment of dividends and distributions.

Performance data quoted represents past performance. Past performance is not a guarantee of future results. Investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please call 1-888-884-8482 or visit: http://www.masters100fund.com/. The Fund’s total expense ratio was 2.01% (including 1.95% paid to the adviser and 0.06% for acquired fund fees and expenses) as of October 28, 2015.

Principal risks associated with an investment in the Fund include Stock Selection risk, Small and Medium Companies risk, Foreign Investment risk, and Internet Reliance risk. The Fund can invest in small and medium sized companies, which are often more volatile and less liquid than larger, more established companies and therefore increase the volatility of the Fund’s portfolio. The strategies used by the Fund’s investment adviser in selecting Fund’s portfolio may not always be successful. The investments may decline in value or not increase in value when the stock market in general is rising. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, taxation, and different accounting and financial standards. Operation of Marketocracy.com’s website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the Fund’s investment adviser’s ability to manage the Fund’s portfolio.

The m100 group, upon whose research the Masters 100 Fund’s portfolio manager relies in managing the Fund, is comprised of individuals who may be amateur investors, not investment professionals, and are not employees of the Fund or its adviser. Their track records are based on the performance of a simulated stock portfolio on the website www.marketocracy.com.

Marketocracy Funds advises investors to carefully consider the investment objectives, risks, and charges and expenses associated with the Fund prior to investing. The Fund’s prospectus contains this and other information about the Fund. To obtain a prospectus containing more complete information about the Fund, including fees and expenses, please call 1-888-884-8482, or visit: http://mcm.marketocracy.com/_mcmmedia/pdf/mof/M100_Prospectus.pdf. Please read the prospectus carefully before investing.

Distributor: Rafferty Capital Markets, LLC

Date of first use:  August 29, 2016

MASTERS 100 FUND

Fund Holdings by Sector* (Unaudited)

*	Percent of Total Net Assets.
**	Includes cash equivalents, other assets, and liabilities.

Growth of $10,000 (Unaudited)

Shareholder Expense Example

As a shareholder of the Masters 100 Fund (the “Fund”), you incur two types of costs: (1) transaction costs, which may include redemption fees, and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2016 to June 30, 2016).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  Investment Retirement Accounts will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees and administration fees (which include fund accounting, custody and transfer agent costs).  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MASTERS 100 FUND

Actual Returns vs. Hypothetical Returns
Year Ended June 30, 2016

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	January 1, 2016 to
	January 1, 2016	June 30, 2016	June 30, 2016
Actual	$1,000.00	$ 922.40	$9.32

Hypothetical (5% return per
year before expenses)	$1,000.00	$1,015.17	$9.77

*	Expenses are equal to the Fund’s annualized expense ratio of 1.95%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Financial Statements as of
June 30, 2016

•	Portfolio of Investments
•	Statement of Assets and Liabilities
•	Statement of Operations
•	Statements of Changes in Net Assets
•	Financial Highlights
•	Notes to the Financial Statements
•	Report of Independent Registered
Public Accounting Firm
•	Trustees & Officers

MASTERS 100 FUND

Portfolio of Investments
June 30, 2016

		Shares	Market Value
COMMON STOCKS - 64.1%			$2,672,382
(Cost $3,288,718)

ACCOMMODATION AND FOOD SERVICES - 1.0%			41,896
CHH	CHOICE HOTELS INTERNATIONAL, INC.	400	19,048
SBUX	STARBUCKS CORP.	400	22,848

CONSTRUCTION - 1.6%			67,486
CAA	CALATLANTIC GROUP, INC.	203	7,452
DHI	DR HORTON, INC.	600	18,888
KBH	KB HOME	400	6,084
LEN	LENNAR CORP. - CLASS A	200	9,220
MDC	MDC HOLDINGS, INC.	200	4,868
PHM	PULTEGROUP, INC.	800	15,592
TOL	TOLL BROTHERS, INC.*	200	5,382

FINANCE AND INSURANCE - 3.3%			138,752
BAC	BANK OF AMERICA CORP.	4,000	53,080
CME	CME GROUP, INC.	200	19,480
TACO	DEL TACO RESTAURANTS, INC.*	600	5,460
GNW	GENWORTH FINANCIAL, INC.*	12,900	33,282
MFC	MANULIFE FINANCIAL CORP.	400	5,468
MET	METLIFE, INC.	200	7,966
MTG	MGIC INVESTMENT CORP.*	1,000	5,950
USB	US BANCORP	200	8,066

HEALTH CARE AND SOCIAL ASSISTANCE - 0.1%			2,848
ARRY	ARRAY BIOPHARMA, INC.*	800	2,848

INFORMATION - 5.1%			212,966
EA	ELECTRONIC ARTS, INC.*	1,000	75,760
FIS	FIDELITY NATIONAL INFORMATION SERVICES	200	14,736
FTR	FRONTIER COMMUNICATIONS CORP.	400	1,976
GTT	GTT COMMUNICATIONS, INC.*	1,200	22,176
NFLX	NETFLIX, INC.*	200	18,296
TDS	TELEPHONE & DATA SYSTEMS, INC.	400	11,864
TZOO	TRAVELZOO, INC.*	2,400	19,248
DIS	WALT DISNEY CO. (THE)	500	48,910

MANUFACTURING - 36.9%			1,539,154
ABB	ABB LTD. - ADR	200	3,966
ACAD	ACADIA PHARMACEUTICALS, INC.*	200	6,492
ATVI	ACTIVISION BLIZZARD, INC.	1,400	55,482
ADXS	ADVAXIS, INC.*	400	3,236
AJRD	AEROJET ROCKETDYNE HOLDINGS, INC.*	400	7,312
AAPL	APPLE, INC.	900	86,040
ARLZ	ARALEZ PHARMACEUTICALS, INC.*	1,400	4,620
ARIA	ARIAD PHARMACEUTICALS, INC.*	400	2,956

The accompanying notes are an integral part of these financial statements.

AXGN	AXOGEN, INC.*	1,000	6,880
BBRY	BLACKBERRY, LTD.*	1,000	6,710
AVGO	BROADCOM LTD.	404	62,782
BLDR	BUILDERS FIRSTSOURCE, INC.*	1,400	15,750
CELG	CELGENE CORP.*	300	29,589
CEMP	CEMPRA, INC.*	2,000	32,980
CVX	CHEVRON CORP.	200	20,966
CRUS	CIRRUS LOGIC, INC.*	600	23,274
KO	COCA COLA CO. (THE)	200	9,066
STZ	CONSTELLATION BRANDS, INC. - CLASS A	400	66,160
CYAN	CYANOTECH CORP.*	1,800	9,594
CYTK	CYTOKINETICS, INC.*	400	3,796
EW	EDWARDS LIFESCIENCES CORP.*	600	59,838
ESLT	ELBIT SYSTEMS, LTD.	200	18,190
FSLR	FIRST SOLAR, INC.*	400	19,392
FOMX	FOAMIX PHARMACEUTICALS LTD.*	2,200	13,970
FEIM	FREQUENCY ELECTRONICS, INC.*	1,400	13,020
GALE	GALENA BIOPHARMA, INC.*	1,400	652
GNCA	GENOCEA BIOSCIENCES, INC.*	600	2,460
GILD	GILEAD SCIENCES, INC.	200	16,684
GBIM	GLOBEIMMUNE, INC.*	1,000	1,940
HALO	HALOZYME THERAPEUTICS, INC.*	12,400	107,012
HY	HYSTER-YALE MATERIALS HANDLING, INC.	200	11,898
ILMN	ILLUMINA, INC.*	200	28,076
ITT	ITT, INC.	600	19,188
IXYS	IXYS CORP.	2,500	25,625
KERX	KERYX BIOPHARMACEUTICALS, INC.*	7,200	47,664
KMG	KMG CHEMICALS, INC.	1,200	31,188
LSCC	LATTICE SEMICONDUCTOR CORP.*	2,400	12,840
MNK	MALLINCKRODT PLC*	338	20,544
MNKD	MANNKIND CORP.*	67,900	78,764
MNTA	MOMENTA PHARMACEUTICALS, INC.*	7,200	77,760
NKTR	NEKTAR THERAPEUTICS*	4,800	68,304
NWBO	NORTHWEST BIOTHERAPEUTICS, INC.*	7,800	4,534
NVGN	NOVOGEN LTD. - ADR*	2,600	4,940
NVDA	NVIDIA CORP.	2,400	112,824
NXPI	NXP SEMICONDUCTORS NV*	200	15,668
PRTK	PARATEK PHARMACEUTICALS, INC.*	1,400	19,474
PERY	PERRY ELLIS INTERNATIONAL, INC.*	200	4,024
PSTI	PLURISTEM THERAPEUTICS, INC.*	10,900	14,497
PBMD	PRIMA BIOMED LTD. - ADR*	3,800	3,686
QRVO	QORVO, INC.*	337	18,623
RDHL	REDHILL BIOPHARMA LTD. - ADR*	2,000	21,840
SGNT	SAGENT PHARMACEUTICALS, INC.*	400	5,992
SRPT	SAREPTA THERAPEUTICS, INC.*	2,400	45,768
SCLN	SCICLONE PHARMACEUTICALS, INC.*	200	2,612
SWKS	SKYWORKS SOLUTIONS, INC.	200	12,656
SODA	SODASTREAM INTERNATIONAL LTD.*	200	4,266
TTM	TATA MOTORS, LTD. - ADR*	600	20,802
TLGT	TELIGENT, INC.*	3,200	22,848
TTPH	TETRAPHASE PHARMACEUTICALS, INC.*	1,400	6,020
TGTX	TG THERAPEUTICS, INC.*	1,400	8,484
TCON	TRACON PHARMACEUTICALS, INC.*	800	3,504
TSN	TYSON FOODS, INC. - CLASS A	800	53,432

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

MINING, QUARRYING, AND OIL AND GAS EXTRACTION - 1.7%			70,872
APA	APACHE CORP.	200	11,134
COP	CONOCOPHILLIPS	400	17,440
DVN	DEVON ENERGY CORP.	200	7,250
XOM	EXXON MOBIL CORP.	200	18,748
BTUUQ	PEABODY ENERGY CORP.*	400	548
PBR	PETROLEO BRASILEIRO S.A. - ADR	2,200	15,752

OTHER SERVICES (EXCEPT PUBLIC ADMINISTRATION) - 0.1%			4,888
AVXL	ANAVEX LIFE SCIENCES CORP.*	800	4,888

PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES - 10.4%			431,732
AKAO	ACHAOGEN, INC.*	2,600	9,854
AMRI	ALBANY MOLECULAR RESEARCH, INC.*	1,000	13,440
ARGS	ARGOS THERAPEUTICS, INC.*	400	2,452
CBM	CAMBREX CORP.*	400	20,692
CARA	CARA THERAPEUTICS, INC.*	600	2,886
GRPN	GROUPON, INC.*	4,200	13,650
LMNX	LUMINEX CORP.*	2,000	40,460
NVAX	NOVAVAX, INC.*	25,400	184,658
TRVN	TREVENA, INC.*	22,800	143,640

RETAIL TRADE - 2.3%			96,410
EVLV	EVINE LIVE, INC.*	5,300	8,745
JCP	JC PENNEY CO., INC.*	200	1,776
NGVC	NATURAL GROCERS BY VITAMIN COTTAGE, INC.*	200	2,610
OSTK	OVERSTOCK.COM, INC.*	1,100	17,721
ULTA	ULTA SALON COSMETICS & FRAGRANCE, INC.*	200	48,728
WFM	WHOLE FOODS MARKET, INC.	200	6,404
WSM	WILLIAMS-SONOMA, INC.	200	10,426

TRANSPORTATION AND WAREHOUSING - 0.5%			20,390
DAL	DELTA AIR LINES, INC.	400	14,572
RRTS	ROADRUNNER TRANSPORTATION SYSTEMS, INC.*	200	1,492
WMB	WILLIAMS COS., INC. (THE)	200	4,326

UTILITIES - 0.6%			24,104
TVIA	TERRAVIA HOLDINGS, INC.*	9,200	24,104

WHOLESALE TRADE - 0.5%			20,884
AFMD	AFFIMED NV*	800	1,984
HBP	HUTTIG BUILDING PRODUCTS, INC.*	3,600	18,900

PARTNERSHIPS & TRUST - 4.0%			165,709
(Cost $138,422)

FINANCE AND INSURANCE - 0.2%			7,928
AGNC	AMERICAN CAPITAL AGENCY CORP.	400	7,928

REAL ESTATE AND RENTAL AND LEASING - 3.8%			157,781
AMH	AMERICAN HOMES 4 RENT - CLASS A	427	8,745

The accompanying notes are an integral part of these financial statements.

HCP	HCP, INC.	200	7,076
VER	VEREIT, INC.	14,000	141,960
INVESTMENT COMPANIES - 6.3%			263,972
(Cost $268,444)
HDGE	ADVISORSHARES RANGER EQUITY BEAR ETF*	4,200	44,562
MIE	COHEN & STEERS MLP INCOME AND
	ENERGY OPPORTUNITY FUND, INC.	1,400	14,266
TMV	DIREXION DAILY 20 YEAR PLUS
	TREASURY BEAR 3X SHARES*	600	10,056
IFN	INDIA FUND, INC. (THE)	1,000	24,300
IAU	ISHARES GOLD TRUST*	600	7,656
JMLP	NUVEEN ALL CAP ENERGY MLP
	OPPORTUNITIES FUND	1,600	14,864
DBA	POWERSHARES DB AGRICULTURE FUND*	1,200	26,484
DBC	POWERSHARES DB COMMODITY
	INDEX TRACKING FUND*	1,600	24,560
PHYS	SPROTT PHYSICAL GOLD TRUST*	5,200	57,096
HQL	TEKLA LIFE SCIENCES INVESTORS	1,200	20,628
BRF	VANECK VECTORS BRAZIL SMALL-CA	1,300	19,500
MONEY MARKET FUNDS - 25.7%			1,068,936
(Cost $1,068,936)
FIGXX	FIDELITY INSTITUTIONAL MONEY
	MARKET GOVERNMENT PORTFOLIO -
	CLASS I, 0.25%^	1,068,936	1,068,936
TOTAL INVESTMENT SECURITIES - 100.1%			4,170,999
(Cost $4,764,520)
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)			(2,819)
NET ASSETS - 100.0%			$4,168,180

ADR	American Depository Receipt
*	Non-income producing security.
^	Seven day yield as of June 30, 2016.

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

Statement of Assets and Liabilities
June 30, 2016

ASSETS
Investment, at cost	$4,764,520
Investment, at value (Note 2)	4,170,999
Interest and dividends receivable	3,906
TOTAL ASSETS	4,174,905

LIABILITIES
Accrued investment advisory fee	5,173
Accrued administrative fee	1,552
TOTAL LIABILITIES	6,725

NET ASSETS	$4,168,180
Net assets consist of:
Paid in capital	$13,151,899
Accumulated net investment loss	(4,107)
Accumulated net realized loss from security transactions	(8,386,091)
Net unrealized depreciation on investments	(593,521)
Net assets	$4,168,180
Shares of beneficial interest outstanding (unlimited
number of shares authorized, no par value)	493,824

Net asset value, offering price and redemption
price per share (Note 2)	$8.44

The accompanying notes are an integral part of these financial statements.

Statement Of Operations
Year Ended June 30, 2016

INVESTMENT INCOME
Dividends (net of withholding tax $165)	$32,412
Interest	1,413
TOTAL INVESTMENT INCOME	33,825

EXPENSES
Investment advisory fees (Note 4)	70,256
Administrative fees (Note 4)	21,077
TOTAL EXPENSES	91,333

NET INVESTMENT LOSS	(57,508)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized loss on investments	(381,214)
Capital gain distribution from other investment companies	1,716
Net change in unrealized appreciation/depreciation of investments	(772,171)

NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS	(1,151,669)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,209,177)

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

Statement of Changes in Net Assets

	Year	Year
	Ended	Ended
	6/30/16	6/30/15
FROM OPERATIONS:
Net investment loss	$(57,508)	$(85,800)
Net realized gain (loss) from investments sold	(381,214)	439,255
Capital gain distribution from
other investment companies	1,716	7,287
Net change in unrealized
appreciation/depreciation on investments	(772,171)	(191,529)
Net increase (decrease) in net assets
resulting from operations	(1,209,177)	169,213

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(139,727)
Decrease in net assets from distributions to shareholders	—	(139,727)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,700	11,730
Net asset value of shares issued to shareholders
in reinvestment of distributions	—	139,011
Payments of shares redeemed	(504,304)	(2,188,573)
Net decrease in net assets
from capital share transactions	(496,604)	(2,037,832)

TOTAL DECREASE IN NET ASSETS	(1,705,781)	(2,008,346)

NET ASSETS:
Beginning of year	5,873,961	7,882,307
End of year	$4,168,180	$5,873,961
Accumulated Net Loss	$(4,107)	$(19,093)

Capital Share Activity
Shares sold	854	1,161
Shares issued in reinvestment
of distributions to shareholders	—	14,302
Shares redeemed	(55,605)	(218,215)
Net decrease in shares outstanding	(54,751)	(202,752)
Shares outstanding, beginning of year	548,575	751,327
Shares outstanding, end of year	493,824	548,575

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios For a Share of Capital
Stock Outstanding Throughout Each Year

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	6/30/16		6/30/15		6/30/14		6/30/13		6/30/12
Net asset value at
beginning of year	$10.71		$10.49		$9.09		$9.53		$10.10

Income from
Investment Operations:
Net investment loss	(0.11	)(1)	(0.13	)(1)	(0.13	)(1)	(0.05	)(1)	(0.06	)(1)
Net realized and unrealized
gain (loss) on investments	(2.16)		0.54		1.53		(0.24)		(0.16)
Total from investment operations	(2.27)		0.41		1.40		(0.29)		(0.22)

Less distributions from:
Net Investment Income	—		(0.19)		—		(0.15)		(0.35)

Net asset value at end of year	$8.44		$10.71		$10.49		$9.09		$9.53

Total Return	(21.2)%		4.14%		15.40%		(3.03)%		(1.82)%
Net assets at end of year (millions)	$4.2		$5.9		$7.9		$7.8		$10.0
Ratio of expenses to
average net assets	1.95%		1.95%		1.95%		1.95%		1.95%
Ratio of net investment loss
to average net assets	(1.23)%		(1.28)%		(1.26)%		(0.50)%		(0.59)%
Portfolio turnover rate	219%		192%		566%		615%		765%

(1)	Calculated using average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

MASTERS 100 FUND

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2016

1. Organization

The Marketocracy Masters 100 Fund (the “Fund”) is a series of Marketocracy Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”  The Trust was organized as a Delaware statutory trust on July 14, 1999.  The Fund commenced operations on November 5, 2001.

The objective of the fund is capital appreciation.  In seeking capital appreciation, the Fund invests primarily in common stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poors Composite Stock Price Index (the “S&P 500 Index®”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Investment Valuation
Portfolio securities are valued as follows:

(1)
securities that are traded on stock exchanges or are quoted by the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price,

(2)
securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued,

(3)	securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and

(4)
securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

In general, the Fund “fair values” securities when the Fund does not receive market quotations for those securities or, in some limited cases, receives market quotations for the securities that the Fund does not believe are reliable or correct.  Circumstances that might give rise to the Fund fair valuing a security include trading halts, de-listing of the security, early closing or failure of the opening of the primary exchange on which the security primarily trades, and corporate actions, e.g., stock splits, tender offers, reorganizations or exchanges. With respect to the Fund’s investments in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based in part upon the net asset values of such investment companies.  The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Despite diligence and good faith, the fair valuing of the Fund’s portfolio securities could lead to values, which in hindsight and with information not available when fair valuing, that are not entirely accurate.  However, the Fund’s portfolio tends to be extremely and broadly diversified.  At June 30, 2016, the Fund held securities of 132 issuers across 15 sectors represented by the North American Industry Classification System (“NAICS”). Thus, erroneous fair values of one or even several securities are less likely to materially affect the Fund’s net asset value than if the Fund were less diversified.  In addition, virtually all of the Fund’s portfolio securities trade principally on U.S. securities exchanges. Thus, fair valuing presents fewer risks for the Fund than those faced by mutual funds holding securities traded on foreign exchanges.  In addition, the Fund’s historical rate of required fair valuing during its operations to date has been relatively modest. Nevertheless, the Fund regularly reviews the appropriateness and accuracy of the method it uses in valuing its portfolio securities to determine if it should make any necessary adjustments.  As of June 30, 2016, the Fund did not hold fair valued securities.

The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

NOTE: If the Fund has portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the Fund does not price its shares, please note that the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Share Valuation
The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent.  The offering and redemption price per share of the Fund is equal to the net asset value per share.

The Fund has adopted financial reporting rules that require an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  These financial reporting rules also require enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types.  These financial reporting rules also require the Fund to classify its securities based on valuation method, using the following levels:

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

MASTERS 100 FUND

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2016:

	Level 1	Level 2	Level 3	Total
Common Stock^	$2,672,382	$—	$—	$2,672,382
Partnerships & Trusts^	165,709	—	—	165,709
Investment Companies	263,972	—	—	263,972
Cash Equivalents	1,068,936	—	—	1,068,936
Total Investments in Securities	$4,170,999	$—	$—	$4,170,999

^ See Portfolio of Investments for industry detail.

Refer to the Fund’s Schedule of Investments for a detailed breakout of securities. Transfers between levels are recognized at June 30, 2016, the end of the reporting period. During the year ended June 30, 2016 the Fund recognized no transfers to/from level 1 or 2.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Taxes
The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At June 30, 2016, the Fund deferred, on a tax basis, $501,903 of post-October losses.  At June 30, 2016, the Fund has estimated capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Expiration
$1,067,294	$—	$1,067,294	6/30/2017
6,513,544	—	6,513,544	6/30/2018
110,720	53,691	164,411	Non-Expiring
$7,691,558	$53,691	$7,745,249

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years 2013-2015, or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and California State and Delaware State; however the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions and Investment Income
Investment and shareholder transactions are recorded on the trade date.  The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Reclassifications are made within the net asset accounts for amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes.

Guarantees and Indemnifications
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Subsequent Events
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.  The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

3. Investment Transactions

The Fund’s aggregate purchases and sales of securities (excluding short-term investments) for the fiscal year ended June 30, 2016 are summarized below:

Purchases	$8,047,056
Sales	$9,372,794

There were no purchases or sales of long-term U.S. Government securities.

4. Investment Advisory and Administration Agreements

Advisory Fees – The investment adviser for the Fund is Marketocracy Capital Management LLC (“MCM” or the “Adviser”).  The Fund’s investments are managed by the Adviser pursuant to the terms of the Investment Advisory and Management Agreement (the “Advisory Agreement”).  Under the Advisory Agreement, the Adviser regularly provides the Fund with investment research, advice, management and supervision and furnishes a continuous investment program for the Fund’s portfolio, subject to the supervision of the Trust’s Board of Trustees.  The Adviser is responsible for (1) the compensation of any of the Trust’s Trustees, officers and employees who are “interested persons” of the Trust, (2) compensation of the Adviser’s personnel and payment of other expenses in connection with the

MASTERS 100 FUND

provision of portfolio management services under the Advisory Agreements, and (3) expenses of printing and distributing the Fund’s Prospectus and sales and advertising materials to prospective investors.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives management fees from the Fund, computed and accrued daily and paid monthly, equal to 1.50% per annum of the Fund’s average daily net assets.  Under the Advisory Agreement, the Fund’s investment adviser has contractually agreed that the Fund’s total annual operating expenses (exclusive of certain items, including acquired fund fees and expenses) will be 1.95% of the Fund’s average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion and 1.80% of such assets in excess of $1 billion.  This arrangement will continue as long as the Trust’s Board of Trustees annually reviews and renews the Advisory Agreement.  For the year ended June 30, 2016, the Fund incurred $70,256 in advisory fees.

Administration Fees – The Trust has entered into a separate contract with MCM wherein MCM is responsible for providing administrative and supervisory services to the Fund (the “Administration Agreement”).  Under the Administration Agreement, MCM oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  MCM also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are to be maintained pursuant to the 1940 Act.

Under the Administration Agreement, MCM is responsible for the equipment, staff, office space and facilities necessary to perform its obligations thereunder.  MCM has also assumed responsibility for payment of all of the Fund’s operating expenses except for brokerage, commission and other investment-related expenses and any extraordinary and nonrecurring expenses.

For the services rendered by MCM under the Administration Agreement, MCM receives a fee at the annual rate of 0.45% of the respective Fund’s average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion and 0.30% of such assets in excess of $1 billion, (excluding certain expenses of holding or carrying the Fund’s securities).  For the year ended June 30, 2016, the Fund incurred administration fees of $21,077.

MCM has retained U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) to serve as the Fund’s transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Fund, and to assist MCM in providing executive, administrative and regulatory services to the Fund.  MCM (not the Fund) pays the Transfer Agent’s fees for these services.

5. Distributions to Shareholders

The tax character of the distributions paid for the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	June 30, 2016	June 30, 2015
Distributions paid from:
Ordinary income	$—	$139,727
	$—	$139,727

At June 30, 2016, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

Masters 100 Fund

Unrealized appreciation	$214,013
Unrealized depreciation	(950,580)
Net unrealized appreciation on investments	$(736,567)

At June 30, 2016 the cost of investments for federal income tax purposes was $4,907,566.

At June 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$0
Other accumulated losses	(8,247,152)
Unrealized appreciation	(736,567)
$(8,983,719)

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, passive foreign investment companies, and partnership adjustments.

U.S. GAAP requires that permanent book-to-tax differences to be reclassified among the component of net assets. These reclassifications have no effect on net assets or NAV.

For the fiscal year ended June 30, 2016, the following reclassifications were made:

Undistributed net investment income	$72,494
Accumulated net realized loss	$(15,981)
Paid in capital	$(56,513)

MASTERS 100 FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Marketocracy Funds and
Shareholders of Masters 100 Fund

We have audited the accompanying statement of assets and liabilities of Masters 100 Fund (the “Fund”), a series of Marketocracy Funds, including the portfolio of investments, as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Masters 100 Fund as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 26, 2016

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees.  Information pertaining to the Trustees and officers of the Fund is set forth below.  The Trust’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-888-884-8482.

Independent Trustees

Name and Address	Age	Position, Term, and Length of Time Served

Judi R. Lum	55	Trustee since November 2013, Chairman since
P.O. Box 23791		February 2016
San Jose, CA 95153

Patricia A. Einarson	57	Trustee, since February 2016
P.O. Box 23791
San Jose, CA 95153

Interested Trustees and Officers

Name and Address	Age	Position, Term, and Length of Time Served
Kendrick W. Kam	55	Trustee, President and Treasurer since
P.O. Box 23791		December 1999.
San Jose, CA 95153

Wen Chen	32	Secretary since August 2014
2020 E. Financial Way
Suite 100
Glendora, CA 91741

MASTERS 100 FUND

Independent Trustees
	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee

Managing Director, E2 Consulting,	1	None
Management Consulting
(1998-Present)

Physician (2001 – Present), Medical	1	None
Advisor, Analytics MD, healthcare
start-up (2002 – Present),
Medical Advisor, Cyberdoctor,
healthcare start-up (2013 – Present),
Board Member, El Camino Hospital
and Healthcare District (2010 – 2014)

Interested Trustees and Officers
	Number of portfolios	Other Trusteeship/Directorship held
Principal Occupation during the Past Five Years	overseen by Trustee	by Trustee
President, Marketocracy, Inc.	1	None
(1999-present), President and
Vice President, Marketocracy
Capital Management LLC
(2000 to present)

Compliance Officer,	N/A	N/A
U.S. Bancorp Fund Services, LLC
(2010 – Present)

Privacy Notice
Marketocracy Funds

The Fund collects non-public personal information about you from the following sources:

•    Information we receive about you on applications or other forms;

•    Information you give us verbally; and/or

•    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MASTERS 100 FUND

(This Page Intentionally Left Blank.)

Federal Tax Information (Unaudited)

For the fiscal year ended June 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2016, was 0%.

Availability of Quarterly Portfolio Schedule (Unaudited)

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q.  Once filed, the Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-888-884-8482.  You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Proxy Voting (Unaudited)

Information regarding how the Fund voted proxies relating to portfolio securities of the Fund during the most recent 12-month period ended June 30 is available annually, by calling 1-888-884-8482.  Furthermore, you can obtain the information on the Securities and Exchange Commission’s website at http://www.sec.gov.

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities of the Fund are available in the Statement of Additional Information (“SAI”) on the Fund’s website at http://funds.marketocracy.com and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Household Delivery of Shareholder Documents (Unaudited)

Only one prospectus, annual and semi-annual report will be sent to shareholders with the same last name and address on their Marketocracy accounts, unless you request multiple copies.  If you would like to receive separate copies, please call us at 1-888-884-8482.  We will begin sending your additional copies free of charge within thirty (30) days.  If your shares are held through a financial institution, please contact them directly.

MASTERS 100 FUND

Investment Adviser/Administrator
Marketocracy Capital Management LLC
P. O. Box 23791
San Jose, CA 95153

Transfer Agent/Sub-Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(Toll-Free) 1-888-884-8482

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue, Suite 101
Garden City, NY  11530

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

This report and the financial statements contained in it are provided for the general information of the shareholders of Marketocracy Funds. To obtain a prospectus containing more complete information about Marketocracy Funds, including fees and expenses, please call us at 1-888-884-8482, or visit funds.marketocracy.com.

Please read it carefully before you invest or send money.

Investment Act No. 811-09445

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-884-8482.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.  The registrant’s portfolio consists primarily of liquid securities traded on domestic exchanges or in the over-the-counter market.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$18,000	$18,000
Audit-Related Fees	-	-
Tax Fees	$2,800	$2,800
All Other Fees	-	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	-	-
Registrant’s Investment Adviser	-	-

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s form N-CSR filed September 4, 2015.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marketocracy Masters 100 Fund

By /s/ Kendrick W. Kam
                      Kendrick W. Kam, President & Treasurer

Date   September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kendrick W. Kam
  Kendrick W. Kam, President & Treasurer

Date   September 6, 2016